                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 18, 1998, with respect to the consolidated financial statements of American Transitional Hospitals, Inc. included in this Amendment No. 1 to Form S-1 Registration Statement and related Prospectus of Select Medical Corporation.

                                                           /s/ ERNST & YOUNG LLP


Nashville, Tennessee
December 4, 2000